UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 22, 2001

                          Commission File Number 1-5581

                                  WATSCO, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                   Florida                               59-0778222
       -------------------------------             ----------------------
       (State or other jurisdiction of                 (IRS Employer
               incorporation)                      Identification Number)

           2665 South Bayshore Drive, Suite 901
                 Coconut Grove, Florida                      33133
         ----------------------------------------          ----------
         (Address of Principal Executive Offices)          (Zip Code)


        Registrant's telephone number including area code: (305) 714-4100

                                 Not applicable
         (Former name or former address, if changed since last report)

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                                  Watsco, Inc.

                                    Form 8-K

ITEM 9. REGULATION FD DISCLOSURE

On January 22, 2001, Watsco, Inc. issued a press release announcing various actions to improve efficiency and enhance profitability, a summary of Watsco's expected financial performance for the year ended December 31, 2000 and an outlook for the year ending December 31, 2001. A copy of the press release is attached hereto as Exhibit 10.15 and is hereby incorporated by reference.

                                    SIGNATURE

Pursuant to the requirements of the Securities & Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            WATSCO, INC.


Date:  January 22, 2001                     By: /s/ Barry S. Logan
                                               ---------------------------------
                                                Barry S. Logan
                                                Vice President-Finance and
                                                Chief Financial Officer

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                                 EXHIBIT INDEX

  EXHIBIT              DESCRIPTION
  -------              -----------
   10.15               Press Release